UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2016

Commission File Number of Depositor: 333-209766

Central Index Key Number of Depositor: 0001540723

WFB FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 333-209766-02

Central Index Key Number of Issuing Entity: 0001592143

CABELA’S MASTER CREDIT CARD TRUST

(Issuing Entity in respect of the Series 2004-1 Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-209766-01

Central Index Key Number of Issuing Entity: 0001592145

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Nebraska	71-0931225
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

One Cabela Drive Sidney, Nebraska	69160
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (402) 323-5958

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2016, Cabela’s Credit Card Master Note Trust, World’s Foremost Bank and U.S. Bank National Association, as indenture trustee, (the “Indenture Trustee”), entered into the Series 2016-I Indenture Supplement (the “Series 2016-I Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 8.01. Other Events

Opinions in Connection with the Offering

The Registrant is filing Exhibits 5.1, 5.2 and 8.1 in connection with the offer and sale of the Underwritten Notes.

Issuance of Series 2016-I Asset-Backed Notes

Reference is made to the registration statement (the “Registration Statement”) on Form SF-3 (File Nos. 333-209766, 333-209766-01 and 333-209766-02) filed with the Securities and Exchange Commission on February 26, 2016 (as amended by pre-effective Amendment No. 1 filed on April 15, 2016, pre-effective Amendment No. 2 filed on May 20, 2016, and pre-effective Amendment No. 3 filed on June 3, 2016) and declared effective on June 9, 2016. On June 29, 2016, Cabela’s Credit Card Master Note Trust publicly issued $570,000,000 of the Class A-1 Fixed Rate Asset-Backed Notes, Series 2016-I (the “Class A-1 Notes”) and $280,000,000 of the Class A-2 Floating Rate Asset-Backed Notes, Series 2016-I (the “Class A-2 Notes,” and together with the Class A-1 Notes, the “Underwritten Notes”) described in a Prospectus dated June 23, 2016.

On June 29, 2016, Cabela’s Credit Card Master Note Trust also issued $80,000,000 Class B Fixed Rate Asset-Backed Notes, Series 2016-I (the “Class B Notes”), $42,500,000 Class C Fixed Rate Asset-Backed Notes, Series 2016-I (the “Class C Notes”) and $27,500,000 Class D Fixed Rate Asset-Backed Notes, Series 2016-I (the “Class D Notes”). The Class B Notes, Class C Notes and Class D Notes were offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption set forth in Section 4(2) of the Act.

Use of Proceeds – Underwritten Notes

The public offering of the Underwritten Notes was made under the Registration Statement and was terminated on June 29, 2016, upon the sale of all of the Underwritten Notes. The underwriters of the Underwritten Notes were Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

The price to the public of the Class A-1 Notes was $569,911,650 (or 99.98450%). The price to the public of the Class A-2 Notes was $280,000,000 (or 100.00000%). During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred with the issuance and distribution of the publicly offered and sold Underwritten Notes with respect to underwriting commissions and discounts was $2,267,500. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before deducting expenses for the Underwritten Notes are $847,644,150. Other expenses, including legal fees and other costs and expenses relating to the offer of the Underwritten Notes are reasonably estimated to be $825,000, and net proceeds to the Issuer from the sale of the Underwritten Notes, after deduction of expenses, are reasonably estimated to be $846,819,150.

The net proceeds from the sale of the Underwritten Notes, after deducting the underwriting commissions and discounts, and expenses above, were used to reduce amounts outstanding under the Series 2011-I variable funding notes and the Series 2011-III variable funding notes and to purchase credit card receivables from World’s Foremost Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

4.1	Series 2016-I Indenture Supplement

5.1	Opinion of Kutak Rock LLP with respect to legality

5.2	Opinion of Kutak Rock LLP with respect to legality

8.1	Opinion of Kutak Rock LLP with respect to tax matters

23.1	Consent of Kutak Rock LLP (included in Exhibits 5.1, 5.2 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFB FUNDING, LLC

By:	WFB FUNDING CORPORATION, Managing Member

By:	/s/ Sean Baker
	Name:	Sean B. Baker
	Title:	President and Chief Executive Officer

June 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Series 2016-I Indenture Supplement

Exhibit 5.1	Opinion of Kutak Rock LLP with respect to legality

Exhibit 5.2	Opinion of Kutak Rock LLP with respect to legality

Exhibit 8.1	Opinion of Kutak Rock LLP with respect to tax matters

Exhibit 23.1	Consent of Kutak Rock LLP (included in Exhibits 5.1, 5.2 and 8.1)